UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 15, 2008
CAVIUM NETWORKS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-33435	77-0558625
(Commission File No.)	(IRS Employer Identification No.)
805 East Middlefield Road
Mountain View, California 94043
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 623-7000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01. Entry into a Material Definitive Agreement
On July 15, 2008, Cavium Networks, Inc. (the “Company”) and two of its subsidiaries, (collectively, the “Purchasers”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Star Semiconductor Corporation, a Taiwanese corporation (the “Seller”). The Purchase Agreement provides that the Purchasers will purchase substantially all of the intangible assets and inventory and certain other tangible assets from Seller, for an aggregate purchase price of US $11,540,000 including US $1,000,000 to be placed in escrow for a limited period after closing.
Pursuant to the Purchase Agreement, the Purchasers shall assume a limited portion of Seller’s liabilities consisting of certain accounts payable and obligations under contracts assumed by the Purchasers. The transaction contemplated by the Purchase Agreement is expected to be completed on or about August 1, 2008, subject to customary closing conditions. In connection with the closing, certain employees of the Seller will be offered employment with Cavium Taiwan.
This summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement attached hereto as Exhibit 10.1.
In connection with entering into the Purchase Agreement, the Company issued a press release on July 16, 2008, which is filed as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 2.02 Results of Operations and Financial Condition.
On July 16, 2008, the Company issued a press release announcing its financial results for the second quarter of 2008. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.
The information under this Item 2.02, including Exhibit 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information and the accompanying exhibit shall not be incorporated by reference into filings with the U.S. Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement by and between Cavium Networks, Inc., Cavium International, Cavium (Taiwan) Ltd., and Star Semiconductor Corporation, dated July 15, 2008.

99.1	Press release entitled “Cavium Networks to Acquire Taiwan-Based Star Semiconductor,” dated July 16, 2008.

99.2	Press release entitled “Cavium Networks Announces Financial Results for Q2 2008,” dated July 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVIUM NETWORKS, INC.
Dated: July 16, 2008	By:	/s/ Arthur D. Chadwick
Arthur D. Chadwick
Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement by and between Cavium Networks, Inc., Cavium International, Cavium (Taiwan) Ltd., and Star Semiconductor Corporation, dated July 15, 2008.

99.1	Press release entitled “Cavium Networks to Acquire Taiwan-Based Star Semiconductor,” dated July 16, 2008.

99.2	Press release entitled “Cavium Networks Announces Financial Results for Q2 2008,” dated July 16, 2008.